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                                Exhibit 99.19
                               Power of Attorney

                          SIGNATURES AND CERTIFICATION

          Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Portland, Oregon on June 14, 1996.


                         CRABBE HUSON FUNDS


                         By: /s/ Richard S. Huson
                             -------------------
                              Richard S. Huson, President

          We, the undersigned Trustees and Officers of CRABBE HUSON FUNDS, do hereby constitute and appoint Richard S. Huson our true and lawful attorney and agent, to do any and all acts and things in our name and behalf in our capacities as Trustees and Officers, and to execute any and all instruments for us and in our name in the capacities indicated below, which said attorney and agent may deem necessary or advisable to enable said Fund to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940 and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with this Registration Statement, including specifically, but not without limitation, the power and authority to sign for us or any of us in our names in the capacities indicated below, any and all amendments (including post-effective amendments) hereto; and we do hereby ratify and confirm that said attorney and agent shall do or cause to be done by virtue hereof.

          Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below on June 14, 1996, by the following persons in the capacities indicated:

(1)  Principal Executive Officers:

     /s/ Richard S. Huson                              President
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     Richard S. Huson


(2)  Principal Accounting and
     Financial Officer

     /s/ Cheryl A. Burgermeister                       Treasurer
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     Cheryl A. Burgermeister

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(3)  Trustees:

     /s/ Gary L. Capps                                 Trustee
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     Gary L. Capps


     /s/ James E. Crabbe                               Trustee
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     James E. Crabbe


     /s/ Richard S. Huson                              Trustee
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     Richard S. Huson


     /s/ William Wendell Wyatt                         Trustee
     ----------------------------------
     William Wendell Wyatt


     /s/ Craig P. Stuvland                             Trustee
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     Craig P. Stuvland


     /s/ Louis Scherzer                                Trustee
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     Louis Scherzer


     /s/ Bob L. Smith                                  Trustee
     ----------------------------------
     Bob L. Smith


     /s/ Richard P. Wollenberg                         Trustee
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     Richard P. Wollenberg



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